BROWN & WOOD LLP
                            ONE WORLD TRADE CENTER
                          NEW YORK, NEW YORK 10048-0557
                            TELEPHONE: (212) 839-5300
                            FACSIMILE: (212) 839-5599

                                               March 25, 1997

Merrill Lynch U.S. Treasury Money Fund
800 Scudders Mill Road
Plainsboro, New Jersey  08536

Dear Sirs and Mesdames:

         This opinion is furnished in connection with the registration by Merrill Lynch U.S. Treasury Money Fund, a Massachusetts business trust (the "Trust") of 57,439,552 shares of beneficial interest, par value $0.10 per share (the "Shares"), under the Securities Act of 1933 pursuant to a registration statement on Form N-1A (File No. 33-37537), as amended (the "Registration Statement").

         As counsel for the Trust, we are familiar with the proceedings taken by it in connection with the authorization, issuance and sale of the Shares. In addition, we have examined and are familiar with the Declaration of Trust of the Trust, the By-Laws of the Trust and such other documents as we have deemed relevant to the matters referred to in this opinion.

         Based upon the foregoing, we are of the opinion that the Shares, upon issuance and sale in the manner referred to in the Registration Statement for consideration not less than the par value thereof, will be legally issued, fully paid and non- assessable, except that shareholders of the Trust may under certain circumstances be held personally liable for the Trust's obligations.

         In rendering this opinion, we have relied as to matters of Massachusetts law upon an opinion of Bingham, Dana & Gould, dated March 24, 1997, rendered to the Trust.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name in the prospectus and statement of additional information constituting parts thereof.

                                             Very truly yours,

                                             /S/ BROWN & WOOD LLP